UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) September 19, 2012

Swift Transportation Company

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35007	20-5589597
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 South 75th Avenue, Phoenix, Arizona		85043
(Address of Principal Executive Offices)		(Zip Code)

(602) 269-9700

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On September 19, 2012, at the Citi Global Industrials Conference, Swift Transportation Company reported that it expects adjusted EPS for the third quarter of 2012 to be in the range of $0.20-$0.23.

The statement above constitutes a forward-looking statement. This statement is subject to the risks and uncertainties as set forth in the Risk Factor Section of our Annual Report Form 10-K for the year ended December 31, 2011. The following factors, among others, could cause actual results to differ materially from those in the forward-looking statement: the amount and velocity of changes in fuel prices and our ability to recover fuel prices through our fuel surcharge program; the direction and duration of any trends, in pricing and volumes; assumptions regarding demand; any future recessionary economic cycles and downturns in customers’ business cycles, particularly in market segments and industries in which we have a significant concentration of customers; increasing competition from trucking, rail, intermodal, and brokerage competitors; a significant reduction in, or termination of, our trucking services by a key customer; our ability to achieve our strategy of growing our revenue; volatility in the price or availability of fuel; increases in new equipment prices or replacement costs; our significant ongoing capital requirements; the regulatory environment in which we operate, including existing regulations and changes in existing regulations, or violations by us of existing or future regulations; the costs of environmental and safety compliance and/or the imposition of liabilities under environmental and safety laws and regulations; difficulties in driver recruitment and retention; increases in driver compensation to the extent not offset by increases in freight rates; changes in rules or legislation by the National Labor Relations Board or Congress and/or union organizing efforts; potential volatility or decrease in the amount of earnings as a result of our claims exposure through our wholly-owned captive insurance companies; risks relating to our captive insurance companies; uncertainties associated with our operations in Mexico; our ability to attract and maintain relationships with owner-operators; the possible re-classification of our owner-operators as employees; adverse results from litigation; our ability to retain or replace key personnel; conflicts of interest or potential litigation that may arise from other businesses owned by Jerry Moyes, including pledges of Swift stock by Jerry Moyes; our dependence on third parties for intermodal and brokerage business; potential failure in computer or communications systems; our ability to execute or integrate any future acquisitions successfully; seasonal factors such as harsh weather conditions that increase operating costs; our ability to sustain cost savings realized as part of recent cost reduction initiatives; our history of net losses; goodwill impairment; our level of indebtedness; and our ability to service our outstanding indebtedness, including compliance with our indebtedness covenants, and the impact such indebtedness may have on the way we operate our business. You should understand that many important factors, in addition to those listed above and in our filings with the SEC, could impact us financially. As a result of these and other factors, actual results may differ from those set forth in the forward-looking statements and the prices of the Company’s securities may fluctuate dramatically. The Company makes no commitment, and disclaims any duty, to update or revise any forward-looking statements to reflect future events, new information or changes in these expectations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 19, 2012

SWIFT TRANSPORTATION COMPANY

/s/ James Fry
By: James Fry
Executive Vice President, General Counsel and Corporate Secretary